Exhibit 10.1

                             STANDARD DRILLING, INC.

                       RESTRICTED STOCK PURCHASE AGREEMENT


         THIS RESTRICTED STOCK PURCHASE AGREEMENT (the "Agreement") is made as of this ____ day of _______, 200_, between Standard Drilling, Inc., a Nevada corporation (the "Company") and _____________ (the "Participant").

         WHEREAS the Participant is an employee, consultant or director of the Company and the Participant's participation is considered by the Company to be important for the Company's growth; and

         WHEREAS in order to give the Participant an opportunity to acquire an equity interest in the Company as an incentive for the Participant to participate in the affairs of the Company, the Company is willing to sell to the Participant and the Participant desires to purchase shares of Common Stock according to the terms and conditions contained herein.

         THEREFORE, the parties agree as follows:

         1. Sale of Stock. The Company hereby agrees to sell to the Participant and the Participant hereby agrees to purchase an aggregate of ______________ shares of the Company's Common Stock (the "Shares"), at the price of $_____ per share for an aggregate purchase price of $_________ (the "Purchase Price").

         2. Payment of Purchase Price. The Purchase Price shall be paid by delivery to the Company at the time of execution of this Agreement.

         3. Forfeiture of Shares. In the event of any voluntary or involuntary termination of the Participant's employment by or services to the Company for any or no reason (including death or disability), the Company shall have an irrevocable, exclusive option (the "Option") for a period of ninety (90) days from such date to declare such shares forfeited conveyed to the Company without any compensation paid by Company to Participant. The date of termination shall be the date as reasonably fixed and determined by the Company. The Option may be exercised in whole or in part at the Company's discretion. The Option shall be exercised by the Company by written notice to the Participant or his executor (with a copy to the Escrow Holder). Upon delivery of such notice, the Company shall become the legal and beneficial owner of the Shares being forfeited and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being forfeited to the Company.

         4. Release of Shares From Forfeiture Option.

               (a) [One half (1/2)] of the Shares shall be released from the Company's Option as described in the foregoing section on _____, 200_, and the remaining [one half (1/2)] of the Shares shall be released from the Company's Option on ______, 200_; provided in each case that the Purchaser's employment with or provision of services to the Company has not been terminated prior to the date of any such release.


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               (b) A certificate for the Shares which have been released from the Company's Option shall be delivered to the Participant at the Participant's request.

               (c) Notwithstanding anything set forth in this Section 4, all of the Shares shall be released from the Company's Option described in Section 3 above upon the merger or reorganization of the Company with or into another corporation, entity or person or the sale of all or substantially all of the Company's assets to another corporation, entity or person, provided that no release of Shares from the Company's Option shall occur pursuant to this Section 4(c) if immediately after such merger, reorganization or sale of assets, at least 50% of the capital stock or equity interests in such other corporation, entity or person are owned by persons who owned in the aggregate at least 50% of the capital stock of the Company immediately before such merger, reorganization or sale of assets.

         5. Restriction on Transfer. Except for the escrow described in Section 6 or the transfer of the Shares to the Company as contemplated by this Agreement, Participant shall not transfer, encumber or otherwise dispose in any way of the Shares or any beneficial interest therein until the release of such Shares from the Company's Option in accordance with the provisions of this Agreement.

         6. Escrow of Shares.

               (a) The Shares issued under this Agreement shall be held by the Secretary of the Company (the "Escrow Holder"), along with a stock assignment executed by the Participant in blank, until the expiration of the Company's Option as set forth above.

               (b) The Escrow Holder is hereby directed to permit transfer of the Shares only in accordance with this Agreement or instructions signed by both parties. In the event further instructions are desired by the Escrow Holder, he shall be entitled to rely upon directions executed by a majority of the Company's Directors. The Escrow Holder shall have no liability for any act or omission hereunder while acting in good faith in the exercise of his own judgment.

               (c) If the Company exercises its Option hereunder, the Escrow Holder, upon receipt of written notice of such Option exercise from the Company, shall take all steps necessary to accomplish such transfer.

               (d) If the Option has been only partially exercised or expires unexercised or a portion of the Shares has been released from the Option, upon Participant's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Participant.

               (e) Subject to the terms hereof, the Participant shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of

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the Option, there is (i) any stock dividend, stock split or other change in the
Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Participant is entitled by reason of his ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Option.

         7. Investment Representations.

               (a) In connection with the purchase of the Shares, the Participant represents to the Company the following:

                     (1) The Participant is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Participant is purchasing these Shares for investment for the Participant's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                     (2) The Participant acknowledges and understands that the Shares constitute "restricted securities" under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Participant further acknowledges and understands that the Company is under no obligation to register the Shares. The Participant understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

                     (3) The Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities to the Participant, such issuance will be exempt from registration under the Securities Act. If the Company later becomes subject to the reporting requirements of
Section 13 or 15(d) of the Exchange Act, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things:
(1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, (2) in the case of an affiliate, the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

                     (4) If the Company does not qualify under Rule 701 then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and (3) in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

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               (b) The Participant agrees, in connection with the Company's initial public offering of the Company's securities, (i) not to sell, make short sales of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by the Participant (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration and (ii) to execute any agreement reflecting
(i) above as may be requested by the underwriters at the time of the public offering, and (iii) that the Company may impose stop transfer instructions with its transfer instructions with its transfer agent in a order to enforce the agreements in (i) and (ii) above.

         8. Restrictive Legends. The share certificate(s) evidencing the Shares issued hereunder shall be endorsed with the following legends (in addition to any legend required by applicable state securities laws):

          (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

          (b) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

               (c) Any legend required to be placed thereon by the Nevada General Corporation Law or any other applicable state securities laws.

         9. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

         10. General Provisions.

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               (a) This Agreement shall be governed by the laws of the State of
Nevada. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by the Participant and may only be modified or amended in writing signed by both parties.

               (b) Any notice, demand or request required or permitted to be given by either the Company or the Participant pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, or delivered by a nationally recognized overnight delivery service and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

                     Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

               (c) The Participant understands that he (and not the Company) shall be responsible for his own federal, state, local or foreign tax liability and any of his other tax consequences that may arise as a result of the transactions contemplated by this Agreement. The Participant shall rely solely on the determinations of his tax advisors or his own determinations, and not on any statements or representations by the Company or any of its agents, with regard to all such tax matters. The Participant shall notify the Company in writing if the Participant files an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with the Internal Revenue Service within thirty (30) days from the date of the sale of the Shares hereunder. The Company intends, in the event it does not receive from the Participant evidence of such filing, to claim a tax deduction for any amount which would be taxable to the Participant in the absence of such an election. At the time any withholding tax, other than the Company's share of any FICA or similar tax, is due, Participant agrees to pay such amount to the Company in cash or check.

               (d) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Participant under this Agreement may only be assigned with the prior written consent of the Company.

               (e) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

               (f) The Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

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               (g) THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF
THE SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL.

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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

STANDARD DRILLING, INC.                      PARTICIPANT:
a Nevada corporation



By:
   ----------------------------------        -----------------------------------
                                             Print Name:
                                                        ------------------------


Address:                               Address:

Attn: President                        -----------------------------------------

1667 K Street, Suite 1230              -----------------------------------------

Washington, DC 20006                   -----------------------------------------




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                                CONSENT OF SPOUSE
                                -----------------

         I, ____________________, spouse of _____________, have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Standard Drilling, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws of the State of Nevada or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: October __, 200_




                                               --------------------------
                                               (Signature)


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                      ASSIGNMENT SEPARATE FROM CERTIFICATE


         FOR VALUE RECEIVED I, __________________, hereby sell, assign and transfer unto ______________________________________________ (______________)
shares of the Common Stock of Standard Drilling, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ______________, attorney, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

         This Stock Assignment may be used only in accordance with the Restricted Stock Purchase and Security Agreement between the corporation and the undersigned dated _____________ ____, 200_.

Dated:
      -------------

                                               --------------------------
                                               (Signature)